UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) APRIL 30, 2000
                                                          --------------

                       MORGAN STANLEY SPECTRUM SELECT L.P.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)



            DELAWARE                  0-19511                13-3619290
-------------------------------     ------------    ----------------------------
(State or other jurisdiction of     (Commission     (IRS Employer Identification
         incorporation)             File Number)               Number)



                       C/O DEMETER MANAGEMENT CORPORATION
                        C/O MORGAN STANLEY TRUST COMPANY
                      MANAGED FUTURES DEPARTMENT, 7TH FLOOR
      HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311
(Address of Principal Executive Offices)                      (Zip Code)



       Registrant's telephone number, including area code: (201) 876-4647
                                                           --------------

                 MORGAN STANLEY DEAN WITTER SPECTRUM SELECT L.P.
                       C/O DEMETER MANAGEMENT CORPORATION
          TWO WORLD TRADE CENTER, 62ND FLOOR, NEW YORK, NEW YORK 10048

       -------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
         ------------

         Effective November 1, 2001, Morgan Stanley Dean Witter Spectrum Select L.P. changed its name to Morgan Stanley Spectrum Select L.P. (the
"Partnership").

         The Partnership and Demeter Management Corporation (the "General Partner") have relocated their offices to c/o Morgan Stanley Trust Company, Managed Futures Department, 7th Floor, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

         Commencing in October 2000, the General Partner transferred the futures and options clearing for the Partnership from Carr Futures, Inc. to Morgan Stanley & Co. Incorporated, an affiliate of the General Partner. In addition, Morgan Stanley & Co. Incorporated, rather than Carr Futures, Inc., now acts as the counterparty on all of the foreign currency forward contracts for the Partnership. Morgan Stanley DW Inc. continues to act as the non-clearing commodity broker for the Partnership. Morgan Stanley & Co. International Limited serves as the clearing commodity broker for the Partnership for trades that take place on the London Metal Exchange.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York.

                               Morgan Stanley Spectrum Select L.P.


                               By:   Demeter Management Corporation,
                                      as General Partner



                               By:      /s/ Robert E. Murray
                                    ---------------------------------
                                    Robert E. Murray,
                                    President

Dated:  November 1, 2001

                                  EXHIBIT INDEX

EXHIBIT       DESCRIPTION
-------       -----------
3.01          Delaware Certificate of Amendment of Certificate of Limited
              Partnership of the Partnership.

10.01 Amended and Restated Customer Agreement between the Partnership and Morgan Stanley DW Inc., dated as of October 16, 2000.

10.02         Commodity Futures Customer Agreement between Morgan Stanley & Co.
              Incorporated and the Partnership, and acknowledged and agreed to by Morgan Stanley DW Inc., dated as of June 6, 2000.

10.03 Securities Account Control Agreement among the Partnership, Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc., dated as of May 1, 2000.

10.04 Customer Agreement between the Partnership and Morgan Stanley & Co. International Limited, dated as of June 6, 2000.

10.05 Foreign Exchange and Options Master Agreement between Morgan Stanley & Co. Incorporated and the Partnership, dated as of April 30, 2000.